                                                                    EXHIBIT 99.3



                       SENIOR SUBORDINATED UNSECURED NOTE

         US$2,200,000                                      May 15, 2002

          FOR VALUE RECEIVED, Cabletel Communications Corp., an Ontario, Canada corporation (the "Company"), promises to pay to the order of CommScope, Inc. of North Carolina, a North Carolina corporation, or its permitted assigns, the principal amount of US$2,200,000, at the time and in the manner set forth herein, with interest on the principal balance outstanding from time to time at the rate and payable at the times and in the manner hereinafter set forth.

          1.   Definitions.

          (a) The definitions set forth in Appendix A shall apply for all purposes of this Note.

          (b) Capitalized terms defined in this Note are equally applicable to both their singular and plural forms. References to a designated "Section" or "Subsections" refer to a Section or Subsection of this Note, unless otherwise specifically indicated. In this Note, "including" is used only to indicate examples, without limitation to the indicated examples, and without limiting any generality which precedes it.

          2. Interest Rate. From (and including) the date of this Note through (but not including) the earlier of the Maturity Date or the date the maturity of this Note is accelerated pursuant to Section 4, interest shall accrue on the unpaid principal balance of this Note at an annual rate of 12%. Interest will be calculated on the basis of a 360-day year comprised of twelve 30-day months. Notwithstanding the foregoing, if any interest payable by the Company is not paid when due, such overdue amount will bear interest at a rate of 14% per annum from the date of default until the default is cured.

          3.   Payment Terms.

          (a) The outstanding principal on this Note shall be repaid (i) during the period from the date hereof through April 30, 2003, in monthly installments of US$60,000 and (ii) during the period May 1, 2003 through April 30, 2004, in monthly installments of US$120,000. Such payments shall be made on or before the last day of each month beginning May 31, 2002. The outstanding principal balance of this Note (and all accrued and unpaid interest thereon) remaining unpaid on the Maturity Date shall be due and payable on that date.

          (b) Interest on the outstanding principal balance of this Note will be due and payable in arrears on the last day of each month, beginning May 31, 2002, and on the Maturity Date.

          (c) Interest and principal shall be paid in cash to the Person in whose name this Note is registered at the close of business on the fifth Business Day immediately preceding the relevant payment date by wire transfer to an account designated by such Person(s).


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          (d)  Any payment or action that is due hereunder on a day which is not a Business Day shall be deferred until the next succeeding Business Day (but interest shall continue to accrue on any applicable payment until such payment is made).

          (e) In addition to the required payments referred to in Section 3(a), the Company shall have the right and option to redeem and prepay this Note, in whole or in part at any other time prior to maturity without penalty or premium.

          4.   Events of Default.

          (a)  An Event of Default will occur under this Note or any Notes if:

               (1) there shall be a default in the payment of any interest on any Note when it becomes due and payable, and such default shall continue for a period of 30 days;

               (2) there shall be a default in the payment of the principal of any Note when it becomes due and payable whether or not prohibited by any subordination provisions of such Note, and such default shall continue for a period of 10 days (provided that no such 10 day period shall apply if the payment date of any such principal is the Maturity
          Date);

               (3) there shall be a default in the performance, or breach, of any covenant, agreement or representation of the Company under any Note (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with in clauses (1) or (2)) or under the Debt Restructuring Agreement, and such default or breach shall continue for a period of 30 days after written notice of such default has been given (and demanding that such default be remedied), by certified mail to the Company by the Holders of at least a majority in aggregate principal amount of the outstanding Notes;

               (4) there shall have occurred the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Company or any of its Material Subsidiaries in an involuntary case or proceeding under any applicable Bankruptcy Law or (b) a decree or order adjudging the Company or any of its Material Subsidiaries bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any of its Material Subsidiaries under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any of its Material Subsidiaries or of any substantial part of their respective properties, or ordering the winding up or liquidation of their affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 90 consecutive days;

               (5) (i) the Company or any of its Material Subsidiaries commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent,

                    (ii) the Company or any of its Material Subsidiaries
               consents to the entry of a decree or order for relief in respect of the Company or any of its Material Subsidiaries in an involuntary case or proceeding under any applicable

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               Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it,

                    (iii) the Company or any of its Material Subsidiaries files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or

                    (iv) the Company or any of its Material Subsidiaries (1)
               consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or its Material Subsidiaries, or of any substantial part of their respective properties, (2) makes an assignment of a material portion of its assets for the benefit of creditors or
               (3) admits in writing its inability to pay its debts generally as they become due;

               (6)  There shall be a Change of Control;

               (7) The Company or any of its subsidiaries shall fail within 60 days to pay, bond or otherwise discharge any judgments or orders for the payment of money aggregating in excess of $2,000,000 (other than judgments or orders as to which a responsible insurer has acknowledged liability), which are not stayed on appeal or otherwise being appropriately contested in good faith and as to which no enforcement proceedings have been commenced; or

               (8) The Company or any of its Subsidiaries shall default in making any payment of any principal and/or interest of any Indebtedness in excess of $3,000,000 on the scheduled or original due date with respect thereto, in each case, beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created.

          (b) If an Event of Default shall occur and be continuing with respect to this Note, (x) pursuant to subclause (4) or (5) of Section 4(a), the unpaid principal amount of and accrued interest on and all other amounts owing under this Note shall automatically, without any further action of any Person, mature and become due and payable, and (y) pursuant to any other clause of Section 4(a), the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding may declare the principal amount of, premium, if any, and accrued interest on all Notes to be due and payable immediately, by a notice in writing to the Company and to the Senior Creditor and upon any such declaration, such principal amount, premium, if any, and interest shall become due and payable immediately, provided however, that in the case of clause (y), the Holders may not commence any action or proceeding under any applicable Bankruptcy Law unless and until one of the following events have occurred: (i) a period of 60 days have elapsed since the date of such notice and the Event of Default has not been cured or waived, (ii) a default under subclause (4) or (5) of Section 4(a) occurs during that 60 day period or (iii) the Senior Creditor has accelerated payment of the Senior Debt under the Credit Facility.

          (c) The Holders of not less than a majority in aggregate principal amount of this Note outstanding may on behalf of all of the Holders waive any past default under the Notes and their consequences, except a default (1) in the payment of the principal of, premium, if any, or interest

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on this Note (which may only be waived with the consent of each holder of Note effected) or (2) in respect of a covenant or provision which under the Note cannot be modified or amended without the consent of each Holder affected by such modification or amendment.

          (d) The Company shall notify all Holders within five Business Days of the occurrence of any Event of Default.

          5. Information. The Company shall deliver to the Holders copies of such information as the Company files with the Commission or otherwise provides to its shareholders.

          6. Other Rights. Except as otherwise provided herein, the Holders of the Notes shall have all rights and remedies available at law or equity and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against the Company, (iii) may be exercised as often as occasion therefore shall arise, it being agreed by the Company that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right or remedy, and (iv) are intended to be, and shall be, nonexclusive.

          7. Negative Covenants. So long as the principal amount of this Note, or any portion thereof, is outstanding:

          (a) Limitation on Indebtedness. The Company will not (and will not permit its Subsidiaries to) create, issue, incur, assume, guarantee or otherwise become liable for the payment of or otherwise incur, contingently or otherwise any Indebtedness except for (i) Indebtedness hereunder, (ii) Indebtedness that is Subordinated Indebtedness and (iii) Indebtedness that is Pari Passu Indebtedness or Senior Indebtedness; provided that (x) the aggregate amount of Senior Debt so incurred in reliance on this clause (iii) shall not exceed the principal amount of Cdn.$20,000,000 as of any date of determination and (y) the aggregate amount of Pari Passu Indebtedness and Senior Indebtendess, including Senior Debt, so incurred in reliance on this clause (iii) shall not exceed the principal amount of US$20,000,000 as of any date of determination; and (iv) Indebtedness of the Company and it Subsidiaries created, incurred or assumed in respect of the purchase or construction of property of the Company and its Subsidiaries and any refinancings thereof, provided that such Indebtedness to be created, incurred or assumed in respect of the purchase or construction of property shall be so created, incurred or assumed substantially contemporaneously with such purchase or construction (and in any event not later than 60 days after the earlier to occur of either the placement in service of, or the final payment on, such property) and such Indebtedness is not secured by any Lien other than a Permitted Lien.

          (b) Limitation on Restricted Payments. The Company will not and will not permit its Subsidiaries to (i) declare or pay any dividend on, or make any distribution to holders of, any shares of the Company's or its Subsidiaries Capital Stock (other than dividends or distributions payable in Common Stock and other than dividends payable by one wholly-owned Subsidiary to another wholly-owned Subsidiary of the Company), (ii) purchase, redeem, defease or otherwise acquire or retire for value, directly or indirectly, any Equity Interests of the Company or any of its Subsidiaries (other than wholly-owned subsidiaries) (provided, however, that the provisions of this clause (ii) shall not apply to the extent that the aggregate consideration paid by the

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Company to holders of any Equity Interest of the Company or any of its
Subsidiaries in connection with any such purchase, redemption, defeasement, acquisition or retirement does not exceed the aggregate gross proceeds received by the Company from the issuance of any Equity Interest by the Company or any of its Subsidiaries from and after the date hereof) or (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated Indebtedness of the Company or any of its Subsidiaries.

          (c) Limitation on Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with or for the benefit of any Affiliate of the Company (other than a Subsidiary) unless such transaction or series of related transactions is entered into in good faith and in writing and such transaction or series of related transactions is, taken as a whole, on terms that are no less favorable to the Company or any such Subsidiary, than those that would be obtained in a comparable transaction in arm's-length dealings with an unrelated third party.

          (d) Liens. The Company will not (and will not permit its Subsidiaries to), create, incur, assume or suffer to exist any Lien, other than a Permitted Lien, that secures obligations under any Pari Passu Indebtedness or Subordinated Indebtedness of the Company or any of its Subsidiaries unless the Notes are equally and ratably secured provided that, in any case involving a Lien securing Subordinated Indebtedness of the Company, that Lien is subordinated to the Lien securing the Notes to the same extent that Subordinated Indebtedness is subordinated to the Notes.

          8.   Transfer Restrictions.

          (a) This Note and all rights hereunder are transferable (in whole or in part), on the Register, upon the delivery at the executive office of the Company of a duly completed assignment in the form attached hereto as Annex 1 by the registered Holder hereof in person, by a duly authorized attorney by mail, by delivery service, by telecopy or by electronic mail from a duly authorized agent of the registered holder hereof, and upon delivery by the transferee to the Senior Creditor of an acknowledgement in form and substance satisfactory to the Senior Creditor. If both the transferor and the transferee are direct or indirect majority owned Affiliates of CommScope or either the transferor or the transferee is CommScope and the other party to such transfer is a direct or indirect majority owned Affiliate of CommScope, the Company shall record the transfer in the Register but shall not be obligated to issue a replacement Note unless such issuance is requested by the transferor. In the case of any other transfer of this Note, after delivery of such form, a new note (or one or more additional notes) identical to the terms of this Note (other than in principal amount or the name of the transferee) shall be made and delivered by the Company, of the same tenor as this Note, but registered in the name of the transferee. Each transfer shall be deemed to be effective upon the delivery to the Company of a duly completed assignment in the form attached hereto.

          (b) Upon receipt by the Company at its Executive Office of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of indemnity or security satisfactory to the Company, and, if mutilated, upon

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surrender of this Note at such office, the Company will make and deliver a new note identical to the terms of this Note of like tenor in replacement of this Note. This Note shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, Transfer or replacement.

          9.   Subordination.

          (a) Notwithstanding any other provision of this Note to the contrary, the Company, for itself and its successors, covenants and agrees that this Note shall be issued subject to the provisions of this Section 9 and the Holder, whether a Holder pursuant to original issue or upon Transfer or exchange thereof, accepts and agrees that this Note and the rights and obligations hereunder shall, to the extent and in the manner set forth in this Section 9, be subordinated in right of payment to the prior payment in full, of all amounts payable on account of Senior Debt to the extent and in the manner set forth herein.

          (b) Until the Senior Debt has been paid in full and provided that the Senior Creditor is no longer obligated to extend credit to the Company, except as expressly provided below in this Section 9, no direct or indirect payment or distribution of any kind or character, whether in cash, property or securities, shall be made by the Company or any of its Subsidiaries to, or retained by, any Holder pursuant to or on the account of the Note (whether principal or interest, and whether before, after or in connection with any distribution, winding up, liquidation or reorganization or receivership proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company), if:

               (i) a default in the payment of the principal (including reimbursement obligations in respect of letters of credit) of, premium, if any, or interest on or commitment, letter of credit or administrative fees relating to, or any other amount forming part of, the Senior Debt occurs and is continuing beyond any applicable period of grace; or

               (ii) any other default occurs and is continuing with respect to the Senior Debt that results in the acceleration of the maturity of the Senior Debt and the Company receives a notice of that default and of a requirement to cease payments hereunder (a "Payment Blockage Notice") from the lender under the Credit Facility.

          Payments on the Note may and shall be resumed:

               (i) in the case of a payment default, upon the date on which that default is cured or waived as acknowledged in writing by the Senior Creditor to the Company; and

               (ii) in case of a nonpayment default, upon the earlier of the date on which that nonpayment default is cured or waived as acknowledged in writing by the Senior Creditor to the Company or 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of the Senior Debt has been accelerated or an event set out in Section 9(c)(ii) or (iii) has occurred.

          No nonpayment default of which the Senior Creditor had notice that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Company shall be, or be made, the basis for a subsequent Payment Blockage Notice unless that default shall have been

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waived or cured for a period of not less than 30 days.

          (c) Upon (i) any acceleration of the principal amount due on this Note or (ii) any payment or distribution of assets of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or (iii) any bankruptcy, insolvency, receivership, proposal, arrangement, debt, moratorium or other proceedings (or any notice shall have been given in respect thereof), then and in such event, all principal, and interest and all other amounts due or to become due upon all Senior Debt shall first be paid in full before the holders of this Note shall be entitled to receive or retain any such assets so paid or distributed in respect of this Note (for principal, interest or otherwise); and, upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of any kind or character, whether in cash, property or securities, that the holders of this Note would be entitled to, except as otherwise provided herein, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distributions, or by the holders of this Note if received by them, directly to the holders of Senior Debt, to the extent necessary to pay in full all Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt, before any payment or distribution is made to the holders of this Note.

          (d) If any payment or distribution of assets of any kind or character, whether in cash, property or securities, shall be collected or received by the Holder and the Holder shall not be expressly permitted under the terms of this Note to receive or retain such payment or distribution, the Holder shall forthwith turn over the same in the form received (except for the endorsement of the assignment of Holder when necessary) to the holders of Senior Debt and, until so turned over, the same shall be held in trust by Holder as the property and for the benefit of the holders of Senior Debt.

          (e) Nothing contained in this Section 9 is intended to or shall impair as between the Company, its creditors other than the holders of the Senior Debt, and the holders of this Note, the obligation of the Company, which is absolute and unconditional, to pay to the holders of this Note, as and when the same shall become due and payable in accordance with its terms, the obligations evidenced by this instrument, or to affect the relative rights of the holders of this Note and the creditors of the Company other than the holders of the Senior Debt.

          (f) The subordination effected by these provisions, and the rights of the holders of the Senior Debt, shall not be affected by (i) any amendment of, or addition or supplement to, the Credit Facility, or (ii) any exercise or nonexercise of any right, power or remedy under or in respect of the Credit Facility, or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Credit Facility, whether or not any holder of any Note shall have had notice or knowledge of any of the foregoing, or (iv) any other matter.

          (g) The provisions of this Section 9 (including the defined terms used herein and references to this Section 9 contained in this Note) shall not be amended in a manner that would adversely affect the rights of the Senior Creditors, and no such amendment shall become effective unless the Senior Creditor shall have consented to such amendment in a manner prescribed by the documents governing the Credit Facility.


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          10.  Notes Register. The Company may deem and treat the Person in whose name this Note is registered as the owner hereof, notwithstanding any notations of ownership or writing hereon made by anyone other than the Company, for all purposes and shall not be affected by any notice to the contrary, until presentation of this Note for registration of transfer (or, in the case of a transfer by CommScope to direct or indirect majority owned Affiliates of CommScope or transfer among such Affiliates, receipt by the Company of notification of transfer) as provided in Section 8. The Company shall maintain, at its Executive Office, a register for the Notes (the "Register"), in which the Company shall record the name and address of the Person in whose name each of the Notes has been issued, as well as the name and address of each transferee and assignee and each prior owner of such Notes.

          11. Rank. This Note will be a senior subordinated unsecured obligation of the Company, and the Indebtedness represented by this Note and the payment of principal of, premium, if any, and interest on this Note will rank equally in right of payment with all other existing and future Pari Passu Indebtedness of the Company and its Subsidiaries, senior in right of payment to all existing and future Subordinated Indebtedness of the Company and its Subsidiaries and junior in right of payment to all existing and future senior or secured Indebtedness of the Company and its Subsidiaries. All Notes shall rank equally with all other Notes and shall be considered as one class for purposes of voting on matters which requires approval of the holders of a percentage of the Notes.

          12. Captions. The captions, headings, and arrangements used in this Note are for convenience only and do not affect or modify the terms of this Note.

          13. Notices. All notices or other communications which are required or may be given under this Note shall be in writing and shall be deemed to have been duly given when delivered in person or transmitted by telecopier (with receipt confirmed) at the address or telecopy number set forth below (as any such address or telecopier number may be changed from time to time by notice similarly given):


               (1)  If to CommScope, to:

                    CommScope, Inc. of North Carolina
                    P.O. Box 1729
                    1100 CommScope Place SE
                    Hickory, NC  28603-1729
                    Attn:  Jean Gay, Vice President Customer Financial Services
                    Facsimile:  (828) 322-7670

                    with a copy to:

                    Fried, Frank, Harris, Shriver & Jacobson
                    One New York Plaza
                    New York, New York  10004
                    Attn:  Christopher Ewan
                    Facsimile:  (212) 859-4000

                    If to the Company:


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                    Cabletel Communications Corp.
                    230 Travail Rd.
                    Markham, Ontario, Canada L3S 3JI
                    Attention: Ron Eliath, Executive Vice President and Chief Financial Officer
                    Facsimile (905) 475-9571

                    with a copy to:

                    Piper Marbury Rudnick & Wolfe LLP
                    1251 Avenue of the Americas
                    New York, New York 10020
                    United States of America
                    Attention: Jonathan Klein, Esq.
                    Facsimile: (212) 884-8502


          14. Applicable Law. This Note shall be governed by and construed in accordance with the laws of the State of North Carolina and the laws of the United States of America applicable therein (without reference to the conflicts of law principles thereof).

          15. Modification and Amendment. The Company may modify the terms of the Notes with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding; provided, however, that no such modification or amendment may, without the consent of the Holder of each outstanding Note affected thereby:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, or change to an earlier date any redemption date of, or waive a default in the payment of the principal of, premium, if any, or interest on, any such Note or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any such Note or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the redemption date);

          (b) reduce the percentage in principal amount of such outstanding Notes, the consent of whose Holders is required for any such amendment, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Note; or

          (c) modify any of the provisions relating to this Note requiring the consent of Holders or relating to the waiver of past defaults or relating to the waiver of certain covenants, except to increase the percentage of such outstanding Notes required for such actions or to provide that certain other provisions of this Note cannot be modified or waived without the consent of the Holder of each such Note affected thereby.

          Except with respect to matters described in clauses (a) through (c) above, the Holders of a majority in aggregate principal amount of the Notes outstanding may waive compliance by the Company with any covenant, condition or other provisions of this Note.


                                      -9-

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                                        CABLETEL COMMUNICATIONS CORP.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   Appendix A

          Definitions.

          "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, or any similar United States federal or state law or foreign law relating to bankruptcy, insolvency, receivership, winding up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "CommScope" means CommScope, Inc. of North Carolina, a North Carolina corporation.

          "Business Day" means a day other than Saturday, Sunday or any day on which banks located in New York, New York are authorized or obligated to close.

          "Capital Stock" means:

          (1)  in the case of a corporation, corporate stock;

          (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

          (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

          (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Change of Control" means the occurrence of any of the following:

          (1) the sale, lease, transfer, conveyance or other disposition, other than by way of merger or consolidation, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any "person" or "group" (as those terms are used in Section 13(d) of the Exchange Act);

          (2) the adoption of a plan for the liquidation or dissolution of the Company;

          (3) the consummation of any transaction, including, without limitation, any merger or consolidation, the result of which is that any "person" or

               "group" (as those terms are used in Section 13(d) of the Exchange
               Act), becomes the "beneficial owner" (as that term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly through one or more intermediaries, of more than 60% of the voting power of the outstanding voting stock of the Company; or

          (4) the first day on which a majority of the members of the board of directors of the Company are not Continuing Members.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted.

          "Common Stock" means the authorized common shares of the Company, no par value.

          "Continuing Members" means, as of any date of determination, any member of the Board of Directors who:

          (1) was a member of Board of Directors immediately after the date of the Note; or

          (2) was nominated for election or elected to the Board of Directors with the approval of, or whose election to the Board of Directors was ratified by, at least a majority of the Continuing Members who were members of the Board of Directors at the time of that nomination or election.

          "Credit Facility" means the Credit Agreement dated on or about the date hereof, between the Company and the Senior Creditor, as amended, renewed, supplemented, revised, restated or otherwise modified from time to time.

          "Debt Restructuring Agreement" means the Agreement, dated the date hereof, between the Company and CommScope, involving, among other things, the Indebtedness evidenced by the Note.

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock.

          "Exchange Act" means the Securities Exchange Act of 1934, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

          "Holder" means any holder of Notes.

          "Indebtedness" means, with respect to any Person, any indebtedness of that Person in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing capital lease obligations or the balance deferred and unpaid of the purchase price of any property balance that constitutes an accrued expense. For purposes of this agreement, Indebtedness shall not include trade payables arising in the ordinary course of the business of the Company and its Subsidiaries.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of that asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any other agreement to give a security interest.

          "Material Subsidiary" means any Subsidiary of the Company which accounts for 20% or more of the Company's consolidated gross revenues for the prior twelve-month period.

          "Maturity Date" means April 30, 2004.

          "Note" means this Senior Subordinated Unsecured Note, and "Notes" means one or more notes substantially similar to this Note issued in connection with the transfer of this Note or any part hereof.

          "Pari Passu Indebtedness" means any Indebtedness that is equal in right of payment to the Notes.

          "Permitted Liens" means:

          (1) Liens existing on the date hereof and Liens to secure any refinancings, renewals, extensions, modification or replacements of any Indebtedness secured by such Liens so long as that Lien does not extend to any other property (other than improvements thereto);

          (2) Liens securing letters of credit entered into in the ordinary course of business and consistent with past business practice;

          (3)  Liens securing Senior Indebtedness;

          (4) Liens imposed by law such as carriers', warehousemen's and mechanics' Liens and other similar Liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or which are being contested in good faith and by appropriate proceedings;

          (5) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded;

          (6) Liens evidenced by UCC financing statements, recordings under the Ontario Personal Property Security Act, or any similar filing regarding operating leases permitted by this Note or in respect of consigned goods;

          (7) Liens securing Indebtedness that is permitted by the terms of this Note to be outstanding having an aggregate principal amount at any one time outstanding not to exceed $20,000,000.

          (8) Liens upon real and/or tangible personal property acquired by purchase, construction or otherwise by a Person, each of which Liens was created solely for the purpose of securing Indebtedness permitted by
               Section 7(a) representing, or incurred to finance, the cost (including the cost of construction) of the respective property, provided that no such Lien shall extend to or cover any property of such Person other than the respective property so acquired and improvements thereon.

          "Person" means an individual, corporation, partnership, association, joint stock company, limited liability company, governmental entity, business trust, unincorporated organization, or other legal entity.

          "Securities Act" means the Securities Act of 1933, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

          "Senior Creditor" means LaSalle Business Credit, a division of ABN AMRO Bank N.V., Canada Branch, and its successors and assigns.

          "Senior Debt" shall mean the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and all other indebtedness and payment obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding), of the Company under or in respect of the Credit Facility, and for greater certainty, and without limiting the generality of the foregoing, including any and all indebtedness and payment obligations to the Senior Creditor under or in respect of any hedging, future, option or other foreign exchange contract.

          "Senior Indebtedness" means any Indebtedness that is senior in right of payment to the Notes.

          "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest thereon, the dates specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest, as the case may be, is due and payable.

          "Subordinated Indebtedness" means Indebtedness subordinated in right of payment to this Note.

          "Subsidiary" means, with respect to any Person,


          (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

          (2)  any partnership or limited liability company,

               (a) the sole general partner or the managing general partner or managing member of which is that Person or a Subsidiary of that Person; or

               (b) the only general partners or managing members of which are that Person or of one or more Subsidiaries of that Person (or any combination thereof)

               in each case if more than 50% of the equity of such partnership or limited liability company is at the time owned or controlled, directly or indirectly, by such Person.

          "Transfer" means any direct or indirect sale, assignment, exchange, disposition or other transfer.

                                                                         ANNEX 1


                                 ASSIGNMENT FORM


                     To Be Executed by the Registered Holder
       Desiring to Transfer the Within Senior Subordinated Unsecured Note


FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto _______________ the Senior Subordinated Unsecured Note and does hereby irrevocably constitute and appoint _______________ Attorney to transfer the said Senior Subordinated Unsecured Note on the books of the Company (as defined in said Senior Subordinated Unsecured Note), with full power of substitution.



                                        Name of Registered Holder


                                        ----------------------------------------

                                        Signature
                                                  ------------------------------

                                        Title
                                              ----------------------------------

                                        Address
                                                --------------------------------


                                        ----------------------------------------


Dated: _______________, 200

In the presence of



----------------------------------------



                                     NOTICE:

          The signature to the foregoing Assignment Form must correspond to the name as written upon the face of the within Senior Subordinated Unsecured Note in every particular, without alteration or enlargement or any change whatsoever.

                                 ACKNOWLEDGEMENT

TO: LASALLE BUSINESS CREDIT, A DIVISION OF ABN AMRO BANK N.V., CANADA BRANCH (THE "BANK")

RE: CREDIT AGREEMENT DATED ON OR ABOUT THE DATE HEREOF, BETWEEN CABLETEL COMMUNICATIONS CORP. ("CABLETEL") AND THE BANK, AS AMENDED, REVISED AND RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME (THE "CREDIT AGREEMENT")

AND RE: SENIOR SUBORDINATED UNSECURED NOTE DATED MAY 15, 2002 IN THE PRINCIPAL AMOUNT OF US$2,200,000 FROM CABLETEL TO COMMSCOPE, INC. OF NORTH CAROLINA, (TOGETHER WITH ANY REPLACEMENTS THEREOF, THE "NOTE")

The undersigned hereby acknowledges, confirms, covenants and agrees that the Bank is the Senior Creditor as defined in the Note and that all provisions of the Note in any way relating to the Senor Creditor (including, without limitation, the provisions of Sections 8 and 9 thereof) apply for the benefit of the Bank and are enforceable against the undersigned by the Bank. The undersigned shall, within 5 days of learning thereof, advise the Bank, in writing, of the occurrence of any Event of Default, as that term is defined in the Note.

All written notices with respect to this Acknowledgement shall be sent by ordinary or registered mail, by telecopy, courier or delivered in person, and shall be sent to the Bank at Maritime Life Tower, 15th Floor, P.O. Box 114, 79 Wellington Street West, Toronto, Ontario M5K 1G8 Attention: Vice President, Asset Based Lending, (if by telecopy to telecopy number 416-367-7943) and in the case of the undersigned shall be sent to or in care of the undersigned at P.O. Box 1729, 1100 CommScope Place SE, Hickory, North Carolina 28603-1729 Attention:
Vice President Customer Financial Services (if by telecopy to telecopy no. 828-322-7670). The notice or other communication so sent shall be deemed to be received: (i) on the day of personal or courier delivery; (ii) if by telecopy, upon confirmation of receipt; and (iii) if mailed, five (5) days following the date of such mailing.

This Acknowledgement shall be governed by and governed and controlled by the laws of the Province of Ontario and the laws of Canada applicable therein.

We acknowledge that you are relying on this Acknowledgement in providing credit facilities to Cabletel pursuant to the Credit Agreement, and confirm that the acknowledgements and agreements herein contained are given for good, valuable and sufficient consideration received.

DATED as of the 15th day of May, 2002.

                                        COMMSCOPE, INC. OF NORTH CAROLINA



                                        Per:
                                             -----------------------------------
                                             Name:
                                             Title:


Cabletel hereby acknowledges and agrees to the foregoing this 15th day of May, 2002.

                                        CABLETEL COMMUNICATIONS CORP.



                                        Per:
                                             -----------------------------------
                                             Name:
                                             Title: